UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2017

SEARS HOMETOWN AND OUTLET STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 286-7000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 15, 2017 the Board of Directors of Sears Hometown and Outlet Stores, Inc. (the “Company”) elected E. J. Bird as the Company’s Senior Vice President and Chief Financial Officer, effective immediately. Mr. Bird has served as a member of the Company’s Board of Directors since the Company’s separation from Sears Holdings Corporation in October 2012 and served as the Company’s Interim Chief Financial Officer beginning June 1, 2017. He also provided financial consulting services to the Company during May 2017. From March 2013 until June 2016 he served as Executive Vice President and Chief Financial Officer of Sears Canada Inc., a retailer, and served as a director of Sears Canada Inc. from May 2006 until September 2013. Prior to his Sears Canada Inc. employment he was a private investor.

The Company and Mr. Bird each executed and delivered to the other an offer letter dated August 15, 2017, which was approved on August 15, 2017 by the Company’s Board of Directors and its Audit and Compensation Committees, is dated August 15, 2017, and is filed as Exhibit 10.1 to this Form 8-K (the “Offer Letter”). The following summary of the Offer Letter is qualified by, and is subject to, the terms and conditions of Exhibit 10.1, which are incorporated into this Item 5.02 by reference. The Offer Letter provides that Mr. Bird will serve as Senior Vice President and Chief Financial Officer and report to the Company’s Chief Executive Officer and President. Mr. Bird will receive a base salary of $650,000 per year. He will be eligible to participate in the Company’s Annual Incentive Plan (with an annual incentive opportunity of 75% of base salary) and Long-Term Incentive Program (with an incentive opportunity of 100% of base salary). He will receive 40,000 Stock Units in accordance with a Stock Units Agreement (summarized below), which is filed as Exhibit 10.2 to this Form 8-K (the “Stock Units Agreement”). He will be eligible to receive in three installments a cash incentive/retention award totaling $400,000 subject to the terms and conditions of an Incentive/Retention Agreement (summarized below), which is filed as Exhibit 10.3 to this Form 8-K (the “Incentive/Retention Agreement”). He and the Company will execute and deliver to each other an Executive Severance Agreement (which is summarized below and is filed as Exhibit 10.4 to this Form 8-K (the “Severance Agreement”)) that provides that Mr. Bird will be eligible to receive upon specified instances of employment termination a severance payment totaling twelve months of base salary. He will receive a $60,000 signing bonus. He will be eligible to participate in all retirement, health, and welfare programs made available or sponsored by the Company on a basis no less favorable than the Company’s other executive officers. The Company will reimburse Mr. Bird for his housing arrangements located near the Company’s corporate offices in Hoffman Estates, Illinois and airfare and commuting costs.

The following summary of the Stock Units Agreement is qualified by, and is subject to, the terms and conditions of Exhibit 10.2, which are incorporated into this Item 5.02 by reference. The Company and Mr. Bird each have executed and delivered to the other the Stock Units Agreement, which was approved on August 15, 2017 by the Company’s Board of Directors and its Audit and Compensation Committees and is dated August 15, 2017. The Stock Units Agreement provides that Mr. Bird’s 40,000 Stock Units award will vest, and will be payable solely in cash, in three substantially equal installments on January 30, 2018, January 30, 2019, and January 30, 2020 (each date a “Vesting Date”). The Stock Units award will vest as to the Stock Units otherwise scheduled to vest on the next Vesting Date (the “Final Vesting Date”), but not Stock Units scheduled to vest on any Vesting Date that is after the Final Vesting Date, if (a) the Company terminates Mr. Bird’s employment without Cause (as defined in the Severance Agreement), (b) Mr. Bird terminates his employment with the Company for Good Reason (as defined in the Severance Agreement), or (c) Mr. Bird’s employment with the Company is terminated due to his disability or death. Mr. Bird will forfeit all unvested Stock Units if his employment with the Company terminates for any reason other than as specified in the preceding sentence. For each Stock Unit that vests in accordance with the terms of the Stock Units Agreement the Company will make a cash payment to Mr. Bird in an amount equal to the “Close/Last” price of the Company’s common stock, $0.01 par value, on the Nasdaq Stock Market (or successor stock exchange) on the applicable Vesting Date. The Stock Units are bookkeeping entries only. The Company will only make cash payments with respect to the Stock Units, as to which Mr. Bird has no rights to receive the Company’s common stock or other securities of the Company, no rights as a stockholder of the Company, no dividend rights, and no voting rights.

The following summary of the Incentive/Retention Agreement is qualified by, and is subject to, the terms and conditions of Exhibit 10.3, which are incorporated into this Item 5.02 by reference. The Company and Mr. Bird each have executed and delivered to the other the Incentive/Retention Agreement, which was approved on August 15, 2017 by the Company’s Board of Directors and its Audit and Compensation Committees and is dated August 15, 2017. The Incentive/Retention Agreement provides that Mr. Bird’s $400,000 cash retention award is payable only in cash in three annual installments on April 15, 2018 ($100,000), April 15, 2019 ($125,000), and April 15, 2020 ($175,000) except that if an Event Vesting Date occurs, each of the annual installments that is unpaid as of the Event

Vesting Date will become payable immediately. “Event Vesting Date” means the earlier of the following dates: (a) the date on which the Company terminates Mr. Bird’s employment without Cause (as defined in the Severance Agreement) and (b) the date on which Mr. Bird terminates his employment with the Company for Good Reason (as defined in the Severance Agreement). If Mr. Bird’s disability or death occurs he or his estate or personal representative will be entitled to receive a prorated portion of unpaid annual installments.

The following summary of the Severance Agreement is qualified by, and is subject to, the terms and conditions of Exhibit 10.4, which are incorporated into this Item 5.02 by reference. The Company and Mr. Bird each have executed and delivered to the other the Severance Agreement, which was approved on August 15, 2017 by the Company’s Board of Directors and its Audit and Compensation Committees and is dated August 15, 2017. The Severance Agreement provides, among other things, that if Mr. Bird’s employment is involuntarily terminated by the Company for any reason other than for specified Cause, death, or disability, or if he voluntarily terminates his employment for specified Good Reason, the Company will pay him cash severance in an amount equal to twelve months of his annual base salary at the rate in effect on the date on which his employment terminates. The severance payments will be subject to mitigation. The Severance Agreement also includes Mr. Bird’s non-compete, non-solicitation, and non-disclosure agreements.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based upon the current beliefs and expectations of the Company’s management. The forward-looking statements are subject to risks, uncertainties, and assumptions, many of which are beyond the Company’s control. Additional information concerning other factors is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017 and subsequent filings with the SEC. The Company intends the forward-looking statements to speak only as of when made and, except as required by law, the Company will not update or revise the forward-looking statements as more information becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The Exhibits listed in the accompanying “Exhibit Index” have been filed as part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ CHARLES J. HANSEN
Charles J. Hansen
Vice President, General Counsel, and Secretary

Date: August 17, 2017

Exhibit Index

Exhibit Number	Exhibit Description

10.1*	Offer Letter dated August 15, 2017 between the registrant and E. J. Bird.

10.2*	Stock Units Agreement dated August 15, 2017 between the registrant and E. J. Bird.

10.3*	Incentive/Retention Agreement dated August 15, 2017 between the registrant and E. J. Bird.

10.4*	Executive Severance Agreement dated August 15, 2017 between the registrant and E. J. Bird.

*	Filed herewith

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